                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Virata Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                        [Virata Corporation Letterhead]

                                                        Santa Clara, California
                                                                 April 11, 2000

Dear Stockholder:

   Stockholders of record as of April 7, 2000 are encouraged to vote on the enclosed proposal, which seeks to amend the Company's Amended and Restated Certificate of Incorporation, increasing the total number of authorized shares of the Company's Common Stock, par value $0.001 per share, to accommodate a proposed two-for-one split of the Company's Common Stock and to provide the Company with adequate flexibility in the future with respect to the issuance of its Common Stock.

   The Board of Directors has unanimously approved this amendment, subject to stockholder approval, and encourages stockholders to vote FOR this proposal.

   I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope.

   To complete this vote, the Company will hold a Special Meeting of Stockholders at 10:00 a.m. on Monday May 1, 2000, at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054.

   Please note that the only item on the agenda for this meeting will be voting on this amendment. Other than matters directly relating to the proposed two-for-one stock split, management will be making no presentations at the Special Meeting. We anticipate the Special Meeting will take no longer than ten minutes.

   If you decide to attend the Special Meeting and vote in person, you will of course have that opportunity. However, to assure your representation at the meeting, you are requested to mark, date, sign and return the enclosed proxy card as promptly as possible in the envelope provided. Stockholders attending the meeting may vote in person even if they have returned a proxy as long as the secretary of the meeting is notified in writing prior to the voting of the proxy.

   On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                         Sincerely,

                                         /s/ Charles Cotton
                                         Charles Cotton
                                         Chief Executive Officer and Director

                        [Virata Corporation Letterhead]

                        2933 Bunker Hill Lane, Suite 201
                         Santa Clara, California 95054

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held on May 1, 2000

                               ----------------

To the Stockholders of Virata Corporation:

   A Special Meeting of Stockholders of Virata Corporation, a Delaware corporation, will be held at 10:00 a.m. on Monday May 1, 2000 at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, for the following purposes:

     1. To consider and vote upon a proposed amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, $0.001 par value per share, from 40,000,000 to 450,000,000 to accommodate a proposed two-for-one split of the Company's Common Stock and to provide the Company with adequate flexibility in the future with respect to the issuance of its Common Stock; and

     2. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

   The Board of Directors has fixed the close of business on April 7, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment and postponement thereof. In order to constitute a quorum for the conduct of business at the Special Meeting, holders of a majority in voting interest of the Company's outstanding Common Stock must be present in person or be represented by proxy.

   All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are requested to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided. Stockholders attending the meeting may vote in person even if they have returned a proxy.

   THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          For the Board of Directors,

                                          /s/ Andrew M. Vought
                                          Andrew M. Vought
                                          Chief Financial Officer and
                                           Secretary

Santa Clara, California
April 11, 2000

                           [Virata Corporation Logo]

                               Virata Corporation
                        2933 Bunker Hill Lane, Suite 201
                         Santa Clara, California 95054

                               ----------------

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                                 to be held on
                                  May 1, 2000

                               ----------------

                       GENERAL INFORMATION ON THE MEETING

   This Proxy Statement is being mailed to stockholders of Virata Corporation,
a Delaware corporation (the "Company"), on or about April   , 2000 in
connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Stockholders of the Company to be held on Monday, May 1, 2000 at 10:00 a.m. at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, and any adjournment and postponement thereof.

   The cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. The Company will reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

                             RECORD DATE AND VOTING

   Only stockholders of record at the close of business on April 7, 2000 are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. As of April 7, 2000, 23,304,843 shares of Common Stock were outstanding. Stockholders of record will be entitled to one vote for each share of Common Stock held. In order to constitute a quorum for the conduct of business at the Special Meeting, holders of a majority in voting interest of the Company's outstanding Common Stock must be present in person or be represented by proxy.

   The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock represented in person or by proxy and entitled to vote is required to approve the proposed amendment. Abstentions and broker non-votes will be counted for the purpose of determining the presence of absence of a quorum.

   A stockholder giving a proxy may revoke it at any time before it is voted by filing written notice of revocation with Andrew M. Vought, the Secretary of the Company, at 2933 Bunker Hill Lane, Suite 201, Santa Clara, California 95054, or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a stockholder giving a valid proxy bearing a later date. Shares represented by valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted in accordance with recommendations of the Board of Directors as shown on the proxy.

   If a stockholder's shares are registered in the name of a bank, brokerage firm, or other custodian, that stockholder may also be eligible to electronically vote via the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the proxy statement the opportunity to vote via the Internet or by telephone. If the stockholder's bank or brokerage firm is participating in this online program, the proxy form will provide instructions for electronic voting.

 APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF
                                 INCORPORATION

   The Board of Directors has approved, and is recommending to the stockholders for approval at the Special Meeting, an amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock, $0.001 par value per share, which the Company is authorized to issue from 40,000,000 to 450,000,000. The Board of Directors determined that this amendment is advisable and should be considered at the Special Meeting. The full text of the proposed amendment to the Amended and Restated Certificate of Incorporation is set forth below and the form of the Certificate of Amendment is attached as Exhibit A. The Company is currently authorized to issue 5,000,000 shares of Preferred Stock, par value $0.001 per share, and the proposed amendment will not affect this authorization.

Purposes and Effects of Proposed Increase in the Number of Authorized Shares of Common Stock

   The proposed amendment would increase the number of shares of Common Stock, $0.001 par value per share, the Company is authorized to issue from 40,000,000 to 450,000,000. The additional 410,000,000 shares of Common Stock would be a part of the same existing class of Common Stock, and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. As of April 7, 2000, there were 23,304,843 shares of Common Stock outstanding. In addition, the Company has agreed to issue approximately 677,000 shares of Common Stock in connection with its acquisition of Inverness Systems Ltd., subject to the closing of the acquisition and certain other terms and conditions. The acquisition of Inverness Systems Ltd. is anticipated to close on or about April 17, 2000. The Board of Directors believes it is desirable to increase the number of shares of Common Stock the Company is authorized to issue in order to accomplish the proposed stock split and to provide the Company with adequate flexibility in the future with respect to the issuance of its Common Stock. Except for the proposed stock split, the Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares, in connection with its acquisition of Inverness Systems Ltd., in connection with transactions in the ordinary course of the Company's business, or shares that may be issued under the Company's stock option, stock purchase and other existing employee benefit plans for which the increase in the number of authorized shares in necessary.

   Under Delaware law, the proposed stock split cannot occur unless stockholders approve the proposed amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation. The proposed amendment to
Article IV would permit the issuance of additional shares up to the new 450,000,000 maximum authorization without further action or authorization by stockholders (except as may be required in a specific case by law or the Nasdaq Stock Market rules). The Board believes it is prudent for the Company to have this flexibility. The holders of Common Stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of existing stockholders. The proposed increase in the number of shares of Common Stock the Company is authorized to issue is not intended to inhibit a change in control of the Company. However, the availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

Purposes and Effects of Proposed Two-For-One Common Stock Split

   The Board of Directors anticipates that the increase in the number of outstanding shares of Common Stock of the Company resulting from a two-for-one stock split will place the market price of the Common Stock in a range more attractive to investors, particularly individuals. The Company's Common Stock is listed for trading on the Nasdaq Stock Market, and the Company will apply for listing of the additional shares of Common Stock to be issued in the event the proposed stock split is approved. If the proposed amendment is adopted, each stockholder of record at 4:00 p.m., Eastern Standard Time, on May 4, 2000, would be the record owner of, and entitled to receive, a certificate or certificates representing one additional share of Common Stock for each share of Common Stock then owned of record by such stockholder. In addition, certificates representing shares of Common Stock would be deemed to represent the same number of shares of Common Stock having the same par value. Consequently, certificates representing shares of Common Stock should be retained by each stockholder and should not be returned to the Company or to its transfer agent. It will not be necessary to submit outstanding certificates for exchange. In addition, if effected, the proposed stock split will result in certain appropriate adjustments to the number of shares available for issuance under, and certain other terms of the Company's 1999 Stock Incentive Plan, 1999 Employee Stock Purchase Plan, 1999 Non-Employee Director Plan, D2 Technologies Tandem Stock Plan, and other existing employee benefit plans, and if the acquisition of Inverness Systems Ltd. is consummated, the Inverness Systems Ltd. Share Option Plan (1997).

Certain Federal Income Tax Consequences of the Stock Split

   The following is a brief summary of certain federal income tax consequences of the stock split based upon current federal tax law:

  . No gain or loss will be recognized by the Company as a result of the stock split.

  . No gain or loss will be recognized by a holder of the Common Stock as a result of the stock split.

  . The stockholder's tax basis in each share of the Common held by the stockholder before the stock split will be allocated between the shares of Common Stock held as a result of the stock split.

  . The stockholder's holding period of each additional share of Common Stock received in the stock split will be the same as the holding period of the original share of Common Stock held by the stockholder.

   The foregoing summary does not purport to be a complete analysis of all potential tax effects of the stock split. Each stockholder is urged to consult his or her own tax advisor to determine the particular tax consequences to such stockholder of the stock split, including the applicability and effect of state, local and foreign tax laws.

Effective Date of Proposed Amendment and Issuance of Shares for Stock Split

   The proposed amendment to Article IV of the Amended and Restated Certificate of Incorporation of the Company, if adopted by the required vote of stockholders, will become effective at 4:00 p.m., Eastern Standard Time, on May 4, 2000, the proposed record date for the determination of the owners of Common Stock entitled to receive a certificate or certificates representing the additional shares. Please do not destroy or send your present Common Stock certificates to the Company. If the proposed amendment is adopted, those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you. The Company expects that the additional shares will be distributed on or about May 18, 2000, by book-entry in the records of the Company. Stockholders will be entitled to receive physical stock certificates upon request.

Amendment of Amended and Restated Certificate of Incorporation

   If approved, the Company's Amended and Restated Certificate of Incorporation would be amended by deleting the first paragraph of Article IV in its present form and substituting therefor a new first paragraph of Article IV in the following form:

  "The total number of shares of stock which the corporation shall have authority to issue is Four Hundred Fifty-Five Million (455,000,000), Four Hundred Fifty Million (450,000,000) of which shall be designated shares of Common Stock, par value of one-tenth of one cent ($0.001) per share (the "Common Stock"), and Five Million (5,000,000) of which shall be designated shares of Preferred Stock, par value of one-tenth of one cent ($0.001) per share (the "Preferred Stock"). Effective at 4:00 p.m., Eastern Standard Time, on May 4, 2000, every share of Common Stock then outstanding shall be deemed to be converted into and reconstituted as two shares of Common Stock."

   Notwithstanding shareholder approval, any time prior to the filing of the amendment to the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the Board may abandon the amendment without further action by the stockholders of the Corporation, pursuant to Section 242 of the Delaware General Corporation Law.

Voting Tabulation and Board Recommendation

   The affirmative vote of holders of a majority of the outstanding shares of the Common Stock is required to approve the proposed amendment. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector(s) of election appointed for the Special Meeting and will determine whether or not a quorum is present. The inspector(s) of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the proposed amendment. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal. In the absence of instructions, shares represented by valid proxies shall be voted in accordance with the recommendations of the Board of Directors as shown on the proxy.

   If the amendment is not approved by the stockholders, the Company's Amended and Restated Certificate of Incorporation, which authorizes the issuance of 40,000,000 shares of Common Stock, will continue in effect and the two-for-one split of the Common Stock will not take place.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth certain information regarding the beneficial ownership of the outstanding shares of Common Stock as of April 7, 2000 held by:

  . each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

  . each of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company serving as of the end of the Company's last fiscal year;

  .  each of Company's directors; and

  .  all of the Company's directors and executive officers as a group.

   Unless otherwise indicated, and subject to community property laws where applicable, each of the persons named in the table have sole voting and investment power with respect to all of the shares of common stock shown held by them.

   In calculating beneficial and percentage ownership, all shares of common stock that a named stockholder or specified group will have the right to acquire within 60 days of April 7, 2000 upon exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of common stock owned by any other stockholder. As of April 7, 2000, an aggregate of 23,304,843 shares of Common Stock were outstanding. In addition, the Company has agreed to issue approximately 677,000 shares of Common Stock in connection with its acquisition of Inverness Systems Ltd., subject to the closing of the acquisition and certain other terms and conditions. The acquisition of Inverness Systems Ltd. is anticipated to close on or about April 17, 2000.

                                                  Number of Shares  Percent of
Name(1)                                          Beneficially Owned   Total
-------                                          ------------------ ----------
Financiere et Industrielle Gaz et Eaux..........     1,565,064          6.7%
 3, RUE Jacques Bingen
 75017 Paris, France
New Enterprise Associates VI, Limited
 Partnership(1).................................     1,309,440          5.6
 1119 St. Paul Street
 Baltimore, Maryland 21202
Oak Investment Partners VI, Limited
 Partnership(2).................................     1,863,510          8.0
 c/o Oak Management Corporation
 One Gorham Island
 Westport, Connecticut 06880
Olivetti Telemedia Investments BV...............     1,667,939          7.2
 Amsterdam, Herengracht 548
Oracle Corporation..............................     1,637,627          7.0
 500 Oracle Parkway
 Redwood City, CA 94065
David Wong......................................     1,223,215          5.2
 104 W. Anapamu St.
 Santa Barbara, CA 93101
Charles Cotton(3)...............................       192,672            *
Michael Gulett(4)...............................        69,553            *
Andrew M. Vought(5).............................       135,700            *
Martin Jackson(6)...............................        82,723            *
Thomas Cooper(7)................................        94,998            *
Dr. Hermann Hauser(8)...........................       243,595          1.0
Marco De Benedetti(9)...........................     1,667,939          7.2
Gary Bloom(10)..................................     1,637,627          7.0
Bandel Carano(11)...............................     1,863,510          8.0
Professor Andrew Hopper.........................       233,261          1.0
Peter Morris(12)................................     1,309,440          5.6
Patrick Sayer(13)...............................     1,565,094          6.7
Giuseppe Zocco..................................        84,493            *
All Directors and Officers as a Group
 (15 persons)(14)...............................     9,197,555         39.5

--------
  *   Less than 1%
 (1) Based on information contained in the Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, on February 11, 2000, NEA Partners VI, Limited Partnership, is the sole general partner of New Enterprise Associates VI, Limited Partnership, and may be deemed to own beneficially these shares. In addition, as individual general partners of NEA Partners VI, Limited Partnership, each of Peter J. Barris, Nancy L. Dorman, Ronald H. Kase, C. Richard Kramlich, Arthur J. Marks, Thomas C. McConnell, John M. Nehra and Charles W. Newhall may also be deemed to own beneficially these shares.
 (2) Based on information contained in the Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, on February 14 2000, each of Oak Associates VI, LLC, Oak VI Affiliates Fund, Limited Partnership, Oak VI, Affiliates, LLC, Oak Management Corporation, Bandel L. Carano, Gerald R. Gallagher, Edward F. Glassmeyer, Fredric W. Harman, Ann H. Lamont and Eileen M. More, as general partners of Oak Investment Partners VI, Limited Partnership, may be deemed to own beneficially these shares.
 (3) Represents options to purchase 192,672 shares of Common Stock exercisable within 60 days of the Record Date.

 (4) Represents options to purchase 69,553 shares of Common Stock exercisable within 60 days of the Record Date.
 (5) Includes options to purchase 23,903 shares of Common Stock exercisable within 60 days of the Record Date.
 (6) Represents options to purchase 82,723 shares of Common Stock exercisable within 60 days of the Record Date.
 (7) Represents options to purchase 94,998 shares of Common Stock exercisable within 60 days of the Record Date.
 (8) Represents 243,595 shares of Common Stock owned by Providence Investment Company Limited, which is wholly owned by the Providence Trust, of which Mr. Hauser may be a beneficiary.
 (9) Represents 1,667,939 shares held by Olivetti Telemedia Investments BV. Mr. De Benedetti disclaims all beneficial ownership of the Olivetti shares.
(10) Represents 1,637,627 shares held by Oracle Corporation. Mr. Bloom is an Executive Vice President of Oracle. Mr. Bloom disclaims all beneficial ownership of the Oracle shares.
(11) Represents 1,863,510 shares beneficially owned by Oak Investment Partners and Oak VI Affiliates Fund, L.P., of which Mr. Carano is a General Partner. Mr. Carano disclaims all beneficial ownership of the the Oak Investment Partners and Oak VI Affiliates Fund shares.
(12) Represents 1,309,440 shares of our Common Stock beneficially owned by New Enterprise Associates VI, LP, of which Mr. Morris is the General Partner. Mr. Morris disclaims all beneficial ownership of the New Enterprise Associates shares.
(13) Represents 1,565,094 shares of our Common Stock beneficially owned by Gaz et Eaux, of which Mr. Sayer is the General Partner. Mr. Sayer disclaims all beneficial ownership of the Gaz et Eaux shares.
(14) Includes options held by officers and directors of the Company to purchase an aggregate of 472,324 shares of Common Stock exercisable within 60 days of the Record date.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

   Stockholders who wish to present proposals for action at the 2000 Annual Meeting of Stockholders should submit their proposals in writing to Andrew M. Vought, the Secretary of the Company, at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than April 23, 2000 for inclusion in this year's proxy statement and proxy card.

   If a stockholder intends to submit a proposal at the next meeting of stockholders, which is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to the Company in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than July 7, 2000. If a stockholder does not comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the next annual meeting of stockholders.

                                 MISCELLANEOUS

   The Board of Directors does not know of any matters to be presented at the Special Meeting other than as stated herein. If other matters do properly come before the Special Meeting, the persons named on the accompanying proxy card will vote the proxies in accordance with their judgment in such matters.

   THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          The Board of Directors

Santa Clara, California
April 11, 2000

                                                                       EXHIBIT A

                        FORM OF CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               VIRATA CORPORATION

   Virata Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: The Corporation has received payment for its stock.

     SECOND: The Board of Directors believes that it is in the best interests of the Corporation to amend Article IV of the Amended and Restated Certificate of Incorporation.

     THIRD: The amendment to the Corporations' Amended and Restated Certificate of Incorporation set forth below was approved by a majority of the Corporation's Board of Directors and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: The amendment to the Corporation's Amended and Restated Certificate of Incorporation set forth below was approved by a majority of the outstanding stock entitled to vote thereon.

     FIFTH: The first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

       "The total number of shares of stock which the corporation shall have authority to issue is Four Hundred Fifty-Five Million (455,000,000), Four Hundred Fifty Million (450,000,000) of which shall be designated shares of Common Stock, par value of one-tenth of one cent ($0.001) per share (the "Common Stock"), and Five Million (5,000,000) of which shall be designated shares of Preferred Stock, par value of one-tenth of one cent ($0.001) per share (the "Preferred Stock"). Effective at 4:00 p.m., Eastern Standard Time, on May 4, 2000, every share of Common Stock then outstanding shall be deemed to be converted into and reconstituted as two shares of Common Stock."

   IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment
to be executed by its duly authorized officer, as of May   , 2000.

                                          Virata Corporation

                                          By: _________________________________
                                             Andrew M. Vought
                                             Chief Financial Officer and
                                              Secretary

PROXY                                                                 PROXY

                              VIRATA CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2000

     The undersigned hereby appoints CHARLES COTTON and ANDREW M. VOUGHT, and each of them, with full power of substitution in each, as proxies of the undersigned to attend and vote, as designated on the reverse side, all shares of Virata Corporation, a Delaware corporation (the "Company"), which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on Monday, May 1, 2000, and any adjournment or postponement thereof:


Please date, sign on reverse side and return in accompanying envelope.

                            [Reverse Side of Proxy]

Please mark your vote as indicated in this example [X]

     1. Proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 40,000,000 to 450,000,000 and effect the 2 for 1 stock split.

          FOR  [_]            AGAINST [_]              ABSTAIN [_]

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting.

ANY PREVIOUS PROXY EXECUTED BY THE UNDERSIGNED IS HEREBY REVOKED.

Receipt of the notice of meeting and the proxy statement for the Special Meeting to be held on May 1, 2000 is hereby acknowledged.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AS SPECIFIED ABOVE, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s) _______________________________________________________  Date
________________, 2000

Note: Please sign exactly as addressed hereon. If the stock is jointly held each owner must sign. Executors, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.